SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 4, 2004
                        (Date of earliest event reported)


                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-32269                 95-4596178
  (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 878-6500



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Item 12.  Results of Operations and Financial Condition.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On February 4, 2004, Riverstone Networks, Inc. issued a press release announcing preliminary revenue and cash position for the quarter ended November 29, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.





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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated:  February 4, 2004

                                       RIVERSTONE NETWORKS, INC.



                                       By       /s/ Roger A. Barnes
                                         ---------------------------------------
                                       Name:    Roger A. Barnes
                                       Title:   Executive Vice President and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number   Description
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   99.1  Press release dated February 4, 2004.